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                                                                      EXHIBIT 32

       CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Martin M. Koffel, the Chief Executive Officer of URS Corporation (the "Company") and Kent
P. Ainsworth, the Chief Financial Officer of the Company, do each hereby certify that, to the best of their knowledge:

         1. The Company's Quarterly Report on Form 10-Q for the period ended January 31, 2004, to which this Certification is attached as
             Exhibit 32 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004                              /s/ Martin M. Koffel
                                                  --------------------------
                                                  Martin M. Koffel
                                                  Chief Executive Officer

Date: March 15, 2004                              /s/ Kent P. Ainsworth
                                                  --------------------------
                                                  Kent P. Ainsworth
                                                  Chief Financial Officer